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                                                                   EXHIBIT (10m)



                               RUSSELL CORPORATION
                             SUPPLEMENTAL EXECUTIVE
                                 RETIREMENT PLAN


         Effective as of the 1st day of January, 2002, Russell Corporation, a corporation duly organized and existing under the laws of the State of Alabama (the "Controlling Company"), hereby amends and restates the Russell Corporation Supplemental Executive Retirement Plan (the "Plan").


                             BACKGROUND AND PURPOSE


         A. Purpose. The Controlling Company originally established the Plan effective as of February 23, 2000. The Controlling Company desires to provide its designated key management employees (and those of its affiliated and related companies that participate in the Plan) with supplemental retirement income.

         B. General Design. The Plan generally supplements a participant's benefits payable under the Russell Corporation Revised Pension Plan and the Russell Corporation Supplemental Retirement Benefit Plan, so that the benefits payable under those two plans, plus the supplemental benefits payable under the Plan, generally will not be less than the equivalent of a single life annuity pension equal to a percentage (determined under the Plan and based on the length of the participant's service) of the participant's final average compensation.

         C. Type of Plan. The Plan constitutes an unfunded, nonqualified deferred compensation plan that benefits certain designated employees who are within a select group of key management or highly compensated employees.


                             STATEMENT OF AGREEMENT

         To amend and restate the Plan described above with the purposes and goals as hereinabove described, the Controlling Company hereby sets forth the terms and provisions of the Plan as follows:


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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS.............................................................................................1

   1.1      ACCRUED BENEFIT.......................................................................................1
   1.2      ACTUARIAL EQUIVALENT OR ACTUARIALLY EQUIVALENT........................................................1
   1.3      ADMINISTRATIVE COMMITTEE..............................................................................1
   1.4      AFFILIATE.............................................................................................1
   1.5      BENEFICIARY...........................................................................................1
   1.6      BENEFIT COMMENCEMENT DATE.............................................................................1
   1.7      BOARD.................................................................................................1
   1.8      BONUS.................................................................................................1
   1.9      CHANGE IN CONTROL.....................................................................................1
   1.10     CODE..................................................................................................2
   1.11     CONTROLLING COMPANY...................................................................................2
   1.12     DISABILITY OR DISABLED................................................................................2
   1.13     EARLY RETIREMENT AGE..................................................................................2
   1.14     EARLY RETIREMENT DATE.................................................................................2
   1.15     EARNINGS..............................................................................................3
   1.16     EFFECTIVE DATE........................................................................................3
   1.17     ELIGIBLE EMPLOYEE.....................................................................................3
   1.18     EMPLOYEE..............................................................................................3
   1.19     ERISA.................................................................................................3
   1.20     EXCESS PLAN...........................................................................................3
   1.21     EXCESS PLAN BENEFIT...................................................................................3
   1.22     EXCHANGE ACT..........................................................................................3
   1.23     EXEMPT REORGANIZATION TRANSACTION.....................................................................3
   1.24     FINAL AVERAGE PAY.....................................................................................3
   1.25     INCUMBENT DIRECTORS...................................................................................4
   1.26     JOINT AND 100% SURVIVOR ANNUITY.......................................................................4
   1.27     NORMAL RETIREMENT AGE.................................................................................4
   1.28     NORMAL RETIREMENT BENEFIT.............................................................................4
   1.29     NORMAL RETIREMENT DATE................................................................................4
   1.30     PARTICIPANT...........................................................................................4
   1.31     PARTICIPATING COMPANY.................................................................................4
   1.32     PENSION PLAN..........................................................................................4
   1.33     PENSION PLAN BENEFIT..................................................................................5
   1.34     PLAN..................................................................................................5
   1.35     PLAN YEAR.............................................................................................5
   1.36     QUALIFIED JOINT AND SURVIVOR ANNUITY..................................................................5
   1.37     RETIREMENT BENEFIT....................................................................................5
   1.38     SINGLE LIFE ANNUITY...................................................................................5
   1.39     SUBSIDIARY............................................................................................5
   1.40     TERMINATION OF EMPLOYMENT.............................................................................5
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   1.41     TRUST OR TRUST AGREEMENT..............................................................................5
   1.42     TRUSTEE...............................................................................................5
   1.43     TRUST FUND............................................................................................5
   1.44     VOTING SECURITIES.....................................................................................5
   1.45     YEARS OF CREDITED SERVICE.............................................................................5
   1.46     YEARS OF SERVICE......................................................................................5

ARTICLE II ELIGIBILITY............................................................................................6

   2.1      ELIGIBILITY...........................................................................................6
   2.2      CESSATION OF ACTIVE PARTICIPATION.....................................................................6
      (a)      Cessation of Participation.........................................................................6
      (b)      Inactive Participant Status........................................................................6
   2.3      DISABILITY............................................................................................6

ARTICLE III ACCRUED BENEFITS......................................................................................7

   3.1      DETERMINATION OF ACCRUED BENEFIT......................................................................7
   3.2      DISABILITY............................................................................................7
   3.3      NONDUPLICATION OF BENEFITS............................................................................7

ARTICLE IV VESTING................................................................................................8

   4.1      TIME OF VESTING.......................................................................................8
   4.2      VESTED BENEFITS ARE NONFORFEITABLE....................................................................8
   4.3      FORFEITURE OF BENEFITS................................................................................8

ARTICLE V PAYMENT OF RETIREMENT BENEFITS..........................................................................9

   5.1      GENERAL...............................................................................................9
   5.2      NORMAL RETIREMENT BENEFIT.............................................................................9
   5.3      EARLY COMMENCEMENT OF BENEFIT.........................................................................9
   5.4      DEFERRED COMMENCEMENT OF BENEFIT......................................................................9
   5.5      BENEFIT NOT IN EXCESS OF $10,000......................................................................9
   5.6      TIMING OF PAYMENT.....................................................................................9
   5.7      FORM OF BENEFIT......................................................................................10
      (a)      Normal Form of Benefit............................................................................10
      (b)      Optional Forms of Benefit.........................................................................10
      (c)      Level of Income Option............................................................................10
      (d)      Cash Payments.....................................................................................10
      (e)      Calculation of Benefit............................................................................10
   5.8      OFFSET FOR OBLIGATIONS TO THE COMPANY................................................................10
   5.9      TAXES................................................................................................10
   5.10     ERRORS AND OMISSIONS IN BENEFITS.....................................................................11
   5.11     CHANGE IN CONTROL....................................................................................11

ARTICLE VI DEATH BENEFITS........................................................................................12

   6.1      DEATH BENEFIT PRIOR TO COMMENCEMENT..................................................................12
      (a)      General Rule......................................................................................12
      (b)      Prior to Early Retirement Age.....................................................................12
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      (c)      After Early Retirement Age........................................................................12
      (d)      Death Before Distribution.........................................................................12
      (e)      Adjustment for Early Commencement.................................................................12
   6.2      DEATH BENEFIT AFTER COMMENCEMENT.....................................................................12
   6.3      FORFEITURE OF BENEFITS AT DEATH......................................................................13

ARTICLE VII BENEFICIARY DESIGNATION..............................................................................14

   7.1      GENERALLY............................................................................................14
   7.2      UNMARRIED PARTICIPANTS...............................................................................14
   7.3      MARRIED PARTICIPANTS.................................................................................14

ARTICLE VIII CLAIMS..............................................................................................15

   8.1      CLAIMS...............................................................................................15
      (a)      Initial Claim.....................................................................................15
      (b)      Appeal............................................................................................15
      (c)      Satisfaction of Claims............................................................................15

ARTICLE IX SOURCE OF FUNDS.......................................................................................16

   9.1      SOURCE OF FUNDS......................................................................................16
      (a)      Allocation among Affiliates.......................................................................16
      (b)      General Creditors.................................................................................16
   9.2      TRUST................................................................................................16
      (a)      Establishment.....................................................................................16
      (b)      Distributions.....................................................................................16
      (c)      Status of the Trust...............................................................................16

ARTICLE X RIGHTS AND DUTIES UNDER THE PLAN.......................................................................17

   10.1     MEMBERSHIP OF THE ADMINISTRATIVE COMMITTEE...........................................................17
   10.2     ADMINISTRATIVE COMMITTEE ORGANIZATION AND ACTION.....................................................17
   10.3     RIGHTS AND DUTIES OF ADMINISTRATIVE COMMITTEE........................................................17
   10.4     COMPENSATION, INDEMNITY AND LIABILITY................................................................18

ARTICLE XI AMENDMENT AND TERMINATION.............................................................................19

   11.1     AMENDMENTS...........................................................................................19
   11.2     TERMINATION OF PLAN..................................................................................19

ARTICLE XII MISCELLANEOUS........................................................................................20

   12.1     TAXATION.............................................................................................20
   12.2     CONTRACTUAL OBLIGATION...............................................................................20
   12.3     NO EMPLOYMENT CONTRACT...............................................................................20
   12.4     HEADINGS.............................................................................................20
   12.5     GENDER AND NUMBER....................................................................................20
   12.6     SUCCESSORS...........................................................................................20
   12.7     ASSIGNMENT OF BENEFITS...............................................................................21
   12.8     LEGALLY INCOMPETENT..................................................................................21
   12.9     GOVERNING LAW........................................................................................21
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                                      iii


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   12.10       SEVERABILITY......................................................................................21
   12.11       OTHER PLANS.......................................................................................21
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                                       iv
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                                   ARTICLE I
                                   DEFINITIONS

         For purposes of the Plan, the following terms, when used with an initial capital letter, shall have the meaning set forth below unless a different meaning plainly is required by the context.

         1.1 Accrued Benefit means an annual pension benefit (i) which a Participant has earned under the Plan as of any date of reference, and (ii) which is more fully determined under Article III. To the extent that a Participant's Accrued Benefit is paid or expressed as a monthly benefit, such monthly benefit payments shall equal 1/12 of such Participant's annual pension benefit.

         1.2 Actuarial Equivalent or Actuarially Equivalent has the meaning set forth in the Pension Plan.

         1.3 Administrative Committee means a committee comprised of the Board or a committee appointed by the Board.

         1.4 Affiliate means (i) any corporation or other entity that is required to be aggregated with the Controlling Company under Code Sections 414(b), (c), (m) or (o), and (ii) any other entity in which the Controlling Company has an ownership interest and which the Controlling Company designates as an Affiliate for purposes of the Plan.

         1.5 Beneficiary means, with respect to a Participant, the person or persons entitled to receive any death benefits that may be payable under the Plan upon the death of the Participant.

         1.6 Benefit Commencement Date means, with respect to a Participant or Beneficiary, the first day of the first period for which payment of a benefit under the Plan is scheduled to commence by operation of the Plan.

         1.7      Board means the Board of Directors of the Controlling Company.

         1.8 Bonus means the amount, if any, of any annual bonus awarded to a Participant under the Controlling Company's Management Incentive Programs or annual bonus plans.

         1.9      Change in Control means, any one or more of the following:

                  (a) any person (as such term is used in Rule 13d-5 of the Securities and Exchange Commission under the Exchange Act) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a Subsidiary, any employee benefit plan (or any related trust) of the Company or any of its Subsidiaries or any excluded person, becomes the beneficial owner of 20% or more of the common stock of the Controlling Company or of Voting Securities representing 20% or more of the combined power of the Controlling Company (such a person or group, a "20% Owner"), except that (i) no Change in Control shall be deemed to have occurred solely by reason of such beneficial ownership by a corporation with respect to which both more than 70% of the common stock of such corporation and Voting Securities representing more than 70% of the aggregate voting power of such corporation are then owned, directly or indirectly, by the persons who were the direct or indirect owners of the common stock and Voting Securities of the Controlling Company immediately before such acquisition in substantially the same proportions as their ownership, immediately before such acquisition, of the common stock and Voting Securities of the Controlling Company, as the case may be and (ii) such corporation shall not be deemed at 20% Owner; or

                  (b) the Incumbent Directors (determined using the Effective Date as the base-line date) cease for any reason to constitute at least two-thirds of the directors of the Controlling Company then serving; or

                  (c) approval by the stockholders of the Controlling Company of a merger, reorganization, consolidation, or similar transaction, or a plan or agreement for the sale or other disposition of all or substantially all of the consolidated assets of the Controlling Company or a plan of liquidation of the Controlling Company (any of the foregoing transactions, a "Reorganization Transaction") which, based on information included in the proxy and other written materials distributed to the Controlling Company's stockholders in connection with the solicitation by the Controlling Company of such stockholder approval, is not expected to qualify as an Exempt Reorganization Transaction; or

                  (d) the consummation by the Controlling Company of a Reorganization Transaction that for any reason fails to qualify as an Exempt Reorganization Transaction as of the date of such consummation, notwithstanding the fact that such Reorganization Transaction was expected to so qualify as of the date of such stockholder approval.

Notwithstanding the occurrence of any of the foregoing events, a Change in Control shall not occur with respect to a Participant if, in advance of such event, the Participant agrees in writing that such event shall not constitute a Change in Control.

         1.10     Code means the Internal Revenue Code of 1986, as amended.

         1.11 Controlling Company means Russell Corporation, an Alabama corporation with its principal place of business in Atlanta, Georgia.

         1.12 Disability or Disabled means a mental or physical condition which, either with or without reasonable accommodations, renders a Participant incapable of performing the duties and responsibilities assigned to him immediately prior to incurring such condition as determined by the Administrative Committee in good faith, upon receipt of medical advice from one or more individuals, selected by the Administrative Committee, who are qualified to give professional medical advice.

         1.13 Early Retirement Age means the date the Participant attains age 55 and completes 5 Years of Service.

         1.14 Early Retirement Date means, with respect to a Participant who retires from the employment of all Affiliates on or after attaining his Early Retirement Age and before attaining

Normal Retirement Age, the first day of the calendar month coinciding with or next following the date the Participant retires.

         1.15 Earnings has the meaning set forth in the Pension Plan; provided, that for purposes of this Plan, "Earnings" shall also include a Participant's Bonus and any amount which would otherwise be Earnings absent an election by Participant to defer such amounts or convert such amounts into a different form of benefit.

         1.16 Effective Date means January 1, 2002, the date that this restatement of the Plan shall generally be effective. The original effective date of the Plan was February 23, 2000.

         1.17 Eligible Employee means an Employee of a Participating Company whose job classification is Grade 20 or higher and who is designated by the Chief Executive Officer of the Controlling Company or by the Administrative Committee as a member of a select group of highly compensated or key management Employees of such Participating Company.

         1.18 Employee means any individual who is employed as a common-law employee of an Affiliate [including officers, but excluding independent contractors and leased employees (or any individuals designated as independent contractors or leased employees under the applicable Affiliate's customary worker classification procedures) and directors who are not officers or otherwise employees]; provided, an individual who is on a paid leave of absence from an Affiliate shall be deemed to be actively employed by such Affiliate unless such individual is classified as terminated under such Affiliate's customary worker classification procedures.

         1.19 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

         1.20 Excess Plan means the Russell Corporation Supplemental Retirement Benefit Plan.

         1.21 Excess Plan Benefit means the supplemental retirement benefit payable under the Excess Plan.

         1.22 Exchange Act means the Securities Exchange Act of 1934, as amended. References to a particular section of the Exchange Act include references to successor provisions.

         1.23 Exempt Reorganization Transaction means a Reorganization Transaction which results in the persons who were the direct or indirect owners of the outstanding common stock and Voting Securities of the Controlling Company immediately before such Reorganization Transaction becoming, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners of both more than 70% of the then-outstanding common stock of the surviving corporation and Voting Securities representing more than 70% of the aggregate voting power of the surviving corporation, in substantially the same respect proportions as such persons' ownership of the common stock and Voting Securities of the Controlling Company immediately before such Reorganization Transaction.

         1.24 Final Average Pay means the average monthly amount determined by dividing a Participant's total Earnings during the 3 consecutive years in which such total was the highest, selected from the last 10 consecutive years prior to retirement, by 36; provided, that for purposes of

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this Section, "year" means the 12-month period ending on the last day of the fiscal quarter preceding the date on which such Participant has a Termination of Employment or other date as of which a calculation in respect thereto is made and each 12-month period prior thereto.

         1.25 Incumbent Directors means, as of any specified baseline date, individuals then serving as members of the Board who were members of the Board as of the date immediately preceding such baseline date; provided that any subsequently-appointed or elected member of the Board whose election, or nomination for election by stockholders of the Controlling Company or the surviving corporation, as applicable, was approved by a vote or written consent of at least two-thirds of the directors then comprising the Incumbent Directors shall also thereafter be considered an Incumbent Director, unless the initial assumption of office of such subsequently-elected or appointed director was in connection with (i) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board, (ii) a "tender offer" (as such term is used in Section 14(d) of the Exchange Act), (iii) a proposed Reorganization Transaction, or (iv) a request, nomination or suggestion of any beneficial owner of Voting Securities representing 15% or more of the aggregate voting power of the Voting Securities of the Company or the surviving corporation, as applicable.

         1.26 Joint and 100% Survivor Annuity means an annuity that is the Actuarial Equivalent of a Single Life Annuity, that provides a reduced level monthly benefit to the Participant for his lifetime and, upon his death, an annuity for the life of his Beneficiary in a monthly amount equal to the amount payable to the Participant during his life.

         1.27 Normal Retirement Age means the date the Participant attains age 65.

         1.28 Normal Retirement Benefit means a Participant's Retirement Benefit determined as of the Normal Retirement Age.

         1.29 Normal Retirement Date means, with respect to a Participant, the first day of the calendar month coincident with or next following the date on which the Participant attains Normal Retirement Age.

         1.30 Participant means any person who has been admitted to, and has not been removed from, participation in the Plan pursuant to the provisions of
Article II and as set forth on Schedule A, or who otherwise is entitled to a benefit under the Plan.

         1.31 Participating Company means, as of the Effective Date, the Controlling Company and its Affiliates that are designated by the Controlling Company, and set forth on Schedule B hereto, as Participating Companies herein. In addition, any other Affiliate in the future may adopt the Plan with the consent of the Administrative Committee, and such Affiliate's name shall be added to Schedule B.

         1.32 Pension Plan means the Russell Corporation Revised Pension Plan, a defined benefit plan qualified under Code Section 401(a), as such plan may be amended from time to time.

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         1.33     Pension Plan Benefit means a Participant's accrued benefit under the Pension Plan, including any benefits already paid or in pay status, expressed as a Single Life Annuity commencing on the Participant's Benefit Commencement Date (or any other date of determination).

         1.34 Plan means the Russell Corporation Supplemental Executive Retirement Plan, as contained herein and all amendments hereto. The Plan is intended to be an unfunded, nonqualified deferred compensation plan covering certain designated Employees who are within a select group of key management or highly compensated Employees.

         1.35 Plan Year shall mean the 12-consecutive-month period ending on December 31 of each year.

         1.36 Qualified Joint and Survivor Annuity has the meaning set forth in the Pension Plan.

         1.37 Retirement Benefit means a Participant's vested Accrued Benefit determined as of his Benefit Commencement Date.

         1.38 Single Life Annuity means a benefit payable in equal monthly payments during the Participant's lifetime, commencing as of his Benefit Commencement Date and ending with the payment due on the first day of the month in which the Participant's death occurs.

         1.39 Subsidiary means, (a) any corporation of which more than 50% of the Voting Securities are at the time, directly or indirectly, owned by such person, and (b) any partnership or limited liability company in which such person has direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) or more than 50%.

         1.40 Termination of Employment means the retirement, resignation, death, or other voluntary or involuntary termination of a Participant's employment relationship with the Company and all Affiliates.

         1.41 Trust or Trust Agreement means the separate agreement or agreements between the Controlling Company and the Trustee governing the creation of the Trust Fund, and all amendments thereto.

         1.42 Trustee means the party or parties so designated from time to time pursuant to the terms of the Trust Agreement.

         1.43 Trust Fund means the total amount of cash and other property held by the Trustee (or any nominee thereof ) at any time under the Trust Agreement.

         1.44 Voting Securities means securities of a corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

         1.45 Years of Credited Service means Years of Service earned on or after January 1, 1998.

         1.46     Years of Service has the meaning set forth in the Pension
Plan.

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                                   ARTICLE II
                                   ELIGIBILITY

         2.1      Eligibility.

                  The Chief Executive Officer of the Controlling Company or the Administrative Committee, each in its sole discretion, shall designate which Eligible Employees shall become Participants in the Plan and, for each such Eligible Employee, the effective date of his participation in the Plan. The Administrative Committee then shall set forth the name of each Participant on Schedule A hereto.

         2.2      Cessation of Active Participation.

                  (a)      Cessation of Participation. Except as provided in
Section 2.3 or unless the Chief Executive Officer of the Controlling Company or the Administrative Committee specifies otherwise, a Participant's active participation in the Plan shall cease such that he shall not accrue any additional benefit under the Plan as of the earlier of (i) the date he ceases to be employed as an Eligible Employee or (ii) the date he is otherwise removed from active participation in the Plan by the Chief Executive Officer of the Controlling Company or the Administrative Committee.

                  (b) Inactive Participant Status. Even if his active participation in the Plan ends:

                           (1) An Employee who has a vested benefit shall remain an inactive Participant in the Plan until the earlier of (A) the date the Participant receives the full amount of his Retirement Benefit from the Plan, or (B) the date he again becomes an Eligible Employee and recommences participation in the Plan.

                           (2) An Employee who has no vested benefit under the Plan but who remains employed by an Affiliate shall remain an inactive Participant in the Plan until the date he ceases to be employed by all Affiliates at a time when he has no vested benefit under the Plan. If he remains employed by an Affiliate until his benefit under the Plan vests, the status of his inactive participation will be determined under subsection (1) hereof.

                           (3) An Employee who has no vested benefit under the Plan who ceases to be employed by all Affiliates will cease to be a Participant upon such cessation of employment.

         2.3      Disability.

                  If a Participant terminates employment with the Controlling Company and all Affiliates because of Disability, he shall continue to receive credit for Years of Credited Service while he remains Disabled and thereby shall continue to be treated as an active Participant, all to the limited extent provided in Section 3.2.

                                  ARTICLE III
                                ACCRUED BENEFITS

         3.1      Determination of Accrued Benefit.

                  Except as provided in Section 3.2, a Participant's Accrued Benefit as of any date of determination is an annual benefit commencing as of such date of determination that is equal to the following:

                  (a) 2% of the Participant's Final Average Compensation for each year that a Participant's Years of Credited Service is less than or equal to 25 years; minus

                  (b)      the product of:

                           (1) the sum of (A) the Participant's Pension Plan Benefits plus (B) the Participant's Excess Plan Benefit, times

                           (2) a fraction the numerator of which is the Years of Credited Service calculated under the Pension Plan and earned after December 31, 1998 and the denominator of which the Participant's total Years of Credited Service calculated under the Pension Plan.

         3.2      Disability.

                  A Participant who terminates employment with the Controlling Company and all Affiliates because of Disability shall continue to be credited with Years of Credited Service under the Plan until the Participant's Benefit Commencement Date or, if earlier, the date he ceases to receive long-term disability or workers' compensation benefits under the Controlling Company's programs. The Participant shall continue to accrue benefits under the Plan while being credited with Years of Credited Service because of Disability, except that the Participant's Final Average Compensation for purposes of benefit calculations under Section 3.1 shall be determined as though the date of the Participant's Disability were the Participant's retirement date.

         3.3      Nonduplication of Benefits.

                  In calculating a Participant's Accrued Benefit, all of the Participant's Years of Credited Service shall be taken into account regardless of whether a prior payment of benefits to the Participant has been made under the Plan. Notwithstanding the foregoing, the Participant's Accrued Benefit shall be reduced by the Actuarial Equivalent of any previous payments to the Participant from the Plan so that the Participant shall not receive a duplication of benefits under the Plan.

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                                   ARTICLE IV
                                     VESTING

         4.1      Time of Vesting.

                  A Participant shall become 100% vested in his Accrued Benefit, and his Retirement Benefit thereby shall become nonforfeitable, as of the first of the following to occur:

                  (a)      the Participant has 5 or more Years of Credited
Service, or

                  (b)      the Participant attains age 61, or

                  (c) a Change in Control occurs with respect to the Participant.

         4.2      Vested Benefits Are Nonforfeitable.

                  A Participant's combined vested benefits under the Pension Plan, the Excess Plan and the Plan generally shall not decrease after the Participant's benefits under the Plan become 100% vested; provided, the portion of the Participant's vested benefits payable under the Plan may decrease over time due to increases in benefits under the Pension Plan and the Excess Plan.

         4.3      Forfeiture of Benefits.

                  Except as provided in Section 3.2 (relating to Disability), if a Participant is not 100% vested in his Accrued Benefit when the Participant has a Termination of Employment, his Accrued Benefit shall be forfeited. If a Participant forfeits his Accrued Benefit under the Plan and later becomes reemployed by a Participating Company and is again designated as a Participant in the Plan, the forfeited benefits shall be reinstated to the extent designated by the Chief Executive Officer of the Controlling Company or the Administrative Committee.

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                                   ARTICLE V
                         PAYMENT OF RETIREMENT BENEFITS

         5.1      General.

                  A Participant's Retirement Benefit shall be payable to him in the amount, at the time and in the form determined in this Article V.

         5.2      Normal Retirement Benefit.

                  If payment of a Participant's Retirement Benefit for a reason other than death is to commence or be made as of his Normal Retirement Date, the amount of his benefit payment(s) shall be equal to his Normal Retirement Benefit.

         5.3      Early Commencement of Benefit.

                  If a Participant terminates his employment (for a reason other than his death) at any time before his Early Retirement Age or his Normal Retirement Age, and if payment of his Retirement Benefit is to commence or be made on or after his Early Retirement Age but before he attains Normal Retirement Age, the amount of his benefit payment(s) shall be equal to, or the Actuarial Equivalent of, his Retirement Benefit reduced for early, pre-Normal Retirement Date commencement by recalculating his Accrued Benefit under the formula set forth in Section 3.1; except that (i) the percentage set forth in
Section 3.1(a) shall be decreased by (A) 3% per year for each whole or partial year after the Participant attains age 59 by which his Benefit Commencement Date precedes his Normal Retirement Date plus (B) 5% per year for each whole or partial year by which his Benefit Commencement Date precedes his attainment of age 60, and (ii) for purposes of Section 3.1(b), the amount calculated under that subsection shall be reduced by the factors set forth in the Pension Plan as if Participant upon his Benefit Commencement Date were entitled to early retirement benefits under the Pension Plan and would receive a benefit calculated pursuant to the Pension Plan without regard to any service requirement thereunder.

         5.4      Deferred Commencement of Benefit.

                  If payment of a Participant's Retirement Benefit for a reason other than death is to commence or be made as of a date after his Normal Retirement Date, the amount of his benefit payment(s) shall be adjusted as provided for in the Pension Plan.

         5.5      Benefit Not in Excess of $10,000.

                  If upon a Participant's Termination of Employment, the lump sum Actuarial Equivalent of his vested Retirement Benefit does not exceed $10,000, such Retirement Benefit shall be immediately paid to the Participant in a lump sum.

         5.6      Timing of Payment.

                  Payment of a Participant's Retirement Benefit generally shall commence or be made at the same time as the Participant's benefits under the Pension Plan commence or are made;

provided, if the Participant's Pension Plan benefits commence while the Participant is employed by the Controlling Company or any Affiliate, payments of benefits under the Plan shall not commence or be made until after such employment is terminated.

         5.7      Form of Benefit.

                  (a) Normal Form of Benefit. Unless the Participant otherwise elects hereunder, his Retirement Benefit shall be payable in the form of a Single Life Annuity.

                  (b) Optional Forms of Benefit. A Participant may elect, by furnishing the Administrative Committee with written notification of such election 90 or more days prior to the commencement of benefits hereunder, to receive his Retirement Benefit in any form of payment then available under the Pension Plan.

                  (c) Level of Income Option. In addition to the forms of payment available under the Pension Plan, a Participant may elect a level income option, provided that his Retirement Benefit hereunder is sufficient, by providing the Administrative Committee with written notification of such election 90 or more days prior to commencement of benefits hereunder, to receive payment of his Retirement Benefit in the form of an adjusted annuity of equivalent Actuarial Value payable in a greater amount before such Participant is eligible to first receive benefits under the Pension Plan and the Excess Plan, so that the total income, including the sum of the benefits payable under
(i) this Plan, (ii) the Pension Plan and (iii) the Excess Plan to which the Participant shall be entitled are as nearly uniform as possible both before and after first becoming eligible for benefits under the Pension Plan and/or the Excess Plan.

                  (d) Cash Payments. All benefit payments hereunder shall be made in cash.

                  (e) Calculation of Benefit. The amount of any Retirement Benefit paid in a form of benefit other than a Single Life Annuity shall be Actuarially Equivalent to the Participant's Retirement Benefit expressed in the form of a Single Life Annuity.

         5.8      Offset for Obligations to the Company.

                  Notwithstanding anything herein to the contrary, if a Participant or Beneficiary has any outstanding obligation to any Affiliate (whether or not such obligation is related to the Plan), the Administrative Committee may cause the Accrued Benefit of such Participant or Beneficiary to be reduced and offset by, and to be applied to satisfy, the amount of such obligation.

         5.9      Taxes.

                  If the whole or any part of any Participant's or Beneficiary's benefit hereunder shall become subject to any estate, inheritance, income, employment or other tax which the Participating Company shall be required to pay or withhold, the Participating Company shall have the full power and authority to withhold and pay such tax out of any monies or other property in its hand for the account of the Participant or Beneficiary whose interests hereunder are so affected (including, without limitation, by reducing and offsetting the Participant's or Beneficiary's Accrued Benefit).

Prior to making any payment, the Participating Company may require such releases or other documents from any lawful taxing authority as it shall deem necessary.

         5.10     Errors and Omissions in Benefits.

                  When an error or omission is discovered in the computation of any benefit payable to a Participant or Beneficiary, the Administrative Committee may direct the Trustee to make equitable adjustments as of the earliest practicable date following the discovery of the error or omission.

         5.11     Change in Control.

                  Upon a Change in Control, a Participant's Accrued Benefit shall become 100% fully vested and the Actuarial Equivalent lump-sum value of a Participant's vested Accrued Benefit shall be immediately paid to the Participant in a single lump-sum cash payment within thirty (30) days following the Change in Control; provided that Participants shall be entitled to act at any time during the 10-day period following a Change in Control (prior to receiving payment) not to receive such lump-sum payment and to instead leave the Accrued Benefit with the Plan. A Participant's Accrued Benefit under the Plan following the Change in Control shall be reduced by the Actuarial Equivalent of the amount, if any, of such lump-sum payment received by Participant pursuant to this Section.

                                   ARTICLE VI
                                 DEATH BENEFITS

         6.1      Death Benefit Prior to Commencement.

                  (a)      General Rule. Except as provided in subsections (b),
(c) and (d) hereof, no death benefits shall be paid upon the death of a Participant if such Participant had not yet attained his Benefit Commencement Date.

                  (b) Prior to Early Retirement Age. In the event a Participant who has 5 Years of Service dies before attaining Early Retirement Age, his surviving spouse, if any, shall be entitled to receive a death benefit equal to the survivor annuity that would have been payable if:

                           (1) the Participant's Benefit Commencement Date for his Retirement Benefit was the date he attained Early Retirement Age; and;

                           (2) the Participant's Retirement Benefit was payable in the form of a Joint and 100% Survivor Annuity.

Such death benefit shall commence to be paid on the date the Participant would have attained his Early Retirement Age.

                  (c) After Early Retirement Age. In the event a Participant who has attained his Early Retirement Age and has 5 Years of Service dies before payment of his Retirement Benefit commences, his surviving spouse, if any, shall be entitled to receive a death benefit equal to the survivor annuity that would have been payable if the Participant's Retirement Benefit was payable in the form of a Joint and 100% Survivor Annuity commencing immediately.

                  (d) Death Before Distribution. In the event a Participant who has attained his Early Retirement Age and has 5 Years of Service upon Termination of Employment dies after Termination of Employment but before payment of his Retirement Benefit commences, the surviving spouse, if any, shall be entitled to receive a death benefit equal to the survivor annuity that would have been payable if the Participant's Retirement Benefit was payable in the form of a Qualified Joint and Survivor Annuity commencing immediately.

                  (e) Adjustment for Early Commencement. If the death benefit payable under this Section is scheduled to commence before the date that would have been the Participant's Normal Retirement Date, the adjustment for early commencement provided in Section 5.3 shall be applied to reduce the amount of this death benefit.

         6.2      Death Benefit After Commencement.

                  In the event a Participant dies after commencing payment of his Retirement Benefits, the death benefit shall be the benefit payable (if any) in accordance with the form of benefit in effect under Section 5.7. If the commencement is delayed, retroactive payments without interest shall be paid as soon as practicable for any benefit payments due prior to the actual commencement of the benefits.

         6.3      Forfeiture of Benefits At Death.


                  At the Participant's death, the value of any portion of the Participant's Retirement Benefit not to be paid as a death benefit under this
Article VI shall be forfeited. Upon the death of a Participant's Beneficiary after the Participant's death, the value of any portion of the Participant's Retirement Benefit that otherwise would have been used to make continuing survivor annuity payments shall be forfeited. If a Beneficiary to whom a survivor annuity is payable dies prior to the commencement of the survivor annuity, no survivor annuity payments shall be made.

                                  ARTICLE VII
                             BENEFICIARY DESIGNATION

         7.1      Generally.

                  A Participant shall designate a Beneficiary or Beneficiaries who, upon the Participant's death, will receive the amounts that were otherwise due and payable to the Participant prior to his death. All such designations shall be in writing and signed by the Participant. The Participant also may change his Beneficiary or Beneficiaries by a signed, written instrument delivered to the Administrative Committee. The payment of amounts shall be in accordance with the last unrevoked written designation of a Beneficiary that was signed and delivered to the Administrative Committee. For purposes of this Plan, the term "Beneficiary" means, the person or persons designated under Sections
7.2 or 7.3 below, as applicable.

         7.2      Unmarried Participants.

                  Each unmarried Participant may designate a Beneficiary or Beneficiaries to receive the amounts that were otherwise due and payable to the Participant prior to his death. Such designation shall not be effective unless it is made on a form provided for that purpose by the Administrative Committee during the Participant's lifetime. The Participant may, from time to time during the Participant's lifetime, on a form approved by and filed with the Administrative Committee, change his Beneficiary or Beneficiaries.

         7.3      Married Participants.

                  The Beneficiary of each Participant who is married shall be the surviving spouse of such Participant, unless the Participant, with the spouse's written consent, designates another Beneficiary or Beneficiaries. Each married Participant may, from time to time during the Participant's lifetime, on a form approved by and filed with the Administrative Committee, change his designation of Beneficiaries but only if his spouse consents in writing to such Beneficiary designation on a form supplied by the Administrative Committee.

                                  ARTICLE VIII
                                     CLAIMS

         8.1      Claims.

                  (a) Initial Claim. Claims for benefits under the Plan may be filed in writing with the Administrative Committee on forms or in such other written documents as the Administrative Committee may prescribe. The Administrative Committee shall furnish to the claimant written notice of the disposition of a claim within 30 days after the application therefor is filed; provided, if special circumstances require an extension of time for processing the claim, the Administrative Committee shall furnish written notice of the extension to the claimant prior to the end of the initial 30-day period, and such extension shall not exceed one additional, consecutive 90-day period. In the event the claim is denied, the notice of the disposition of the claim shall provide the specific reasons for the denial, citations of the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim and/or submit the claim for review.

                  (b) Appeal. Any Participant or Beneficiary who has been denied a benefit shall be entitled, upon request to the Administrative Committee, to appeal the denial of his claim. The claimant (or his duly authorized representative) may review pertinent documents related to the Plan and in the Administrative Committee's possession in order to prepare the appeal. The request for review, together with a written statement of the claimant's position, must be filed with the Administrative Committee no later than 30 days after receipt of the written notification of denial of a claim provided for in subsection (a). The Administrative Committee's decision shall be made within 60 days following the filing of the request for review; provided, if special circumstances require an extension of time for processing the appeal, the Administrative Committee shall furnish written notice of the extension to the claimant prior to the end of the initial 60-day period, and such extension shall not exceed one additional 60-day period. If unfavorable, the notice of the decision shall explain the reasons for denial and indicate the provisions of the Plan or other documents used to arrive at the decision.

                  (c) Satisfaction of Claims. Any payment to a Participant or Beneficiary shall to the extent thereof be in full satisfaction of all claims hereunder against the Administrative Committee and all Participating Companies, any of whom may require such Participant or Beneficiary, as a condition to such payment, to execute a receipt and release therefor in such form as shall be determined by the Administrative Committee or the Participating Companies. If receipt and release is required but the Participant or Beneficiary (as applicable) does not provide such receipt and release in a timely enough manner to permit a timely distribution in accordance with the general timing of distribution provisions in the Plan, the payment of any affected distribution may be delayed until the Administrative Committee or the Participating Companies receive a proper receipt and release.

                                   ARTICLE IX
                                 SOURCE OF FUNDS

         9.1      Source of Funds.

                  (a) Allocation among Affiliates. The obligation to pay benefits hereunder shall be the obligation of the Controlling Company and its Affiliates that participate in the Plan and whose employees are Participants entitled to benefits hereunder. The Administrative Committee shall allocate the total liability to pay benefits under the Plan among the Controlling Company and its Affiliates that participate in the Plan in such manner and amount as the Administrative Committee in its sole discretion deems appropriate.

                  (b) General Creditors. Each of the Controlling Company and its Affiliates shall provide the benefits described in the Plan and allocable to such entity pursuant to the terms of subsection (a) hereof from its general assets. The Controlling Company's and Affiliates' obligations to pay benefits under the Plan constitute mere promises of the Controlling Company and its Affiliates to pay such benefits; and a Participant or Beneficiary shall be and remain no more than an unsecured, general creditor of the Controlling Company.

         9.2      Trust.

                  To the extent that the Controlling Company uses a Trust to fund benefits hereunder, the following provisions shall apply:

                  (a) Establishment. To the extent determined by the Controlling Company, the Participating Companies shall transfer the funds necessary to fund benefits accrued hereunder to the Trustee to be held and administered by the Trustee pursuant to the terms of the Trust Agreement. Except as otherwise provided in the Trust Agreement, each transfer into the Trust Fund shall be irrevocable as long as a Participating Company has any liability or obligations under the Plan to pay benefits, such that the Trust property is in no way subject to use by the Participating Company; provided, it is the intent of the Controlling Company that the assets held by the Trust are and shall remain at all times subject to the claims of the general creditors of the Participating Companies.

                  (b) Distributions. Pursuant to the Trust Agreement, the Trustee shall make payments to Plan Participants and Beneficiaries in accordance with a payment schedule provided by the Participating Company. The Participating Company shall make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Participating Company.

                  (c) Status of the Trust. No Participant or Beneficiary shall have any interest in the assets held by the Trust or in the general assets of the Participating Companies other than as a general, unsecured creditor. Accordingly, a Participating Company shall not grant a security interest in the assets held by the Trust in favor of the Participants, Beneficiaries or any creditor.

                                   ARTICLE X
                        RIGHTS AND DUTIES UNDER THE PLAN

         10.1     Membership of the Administrative Committee.

                  The Administrative Committee shall consist of at least three members. Any member of the Administrative Committee may resign by delivering his or her written resignation to the secretary of the Controlling Company; the resignation shall become effective when received by the secretary of the Controlling Company (or at any other time agreed upon by the member and the Board). The Board may remove any member of the Administrative Committee at any time, with or without cause, upon notice to the member being removed; provided that if any individual member of the Administrative Committee is an Employee of an Affiliate, his or her membership on the Administrative Committee shall terminate automatically upon his or her termination of employment unless the Controlling Company specifies otherwise. Notice of the appointment, resignation, or removal of a member of the Administrative Committee shall be given by the Board to the members of the Administrative Committee.

         10.2     Administrative Committee Organization and Action.

                  The Administrative Committee shall be organized and shall take action in a manner provided under the Administrative Committee's By-Laws and/or such other rules as may from time to time be adopted by or for the Administrative Committee. A vote of a majority of the members of the Administrative Committee shall be required for any action by the Administrative Committee. Resolutions may be adopted or other action taken without a meeting upon the written consent of all members of the Administrative Committee. Any person dealing with the Administrative Committee shall be entitled to rely upon a certificate of any member of the Administrative Committee, or its secretary, as to any act or determination of the Administrative Committee.

         10.3     Rights and Duties of Administrative Committee.

                  The Administrative Committee shall administer the Plan and shall have all the powers and full discretion necessary to accomplish that purpose, including (but not limited to) the following:

                  (a)      To construe, interpret and administer the Plan;

                  (b) To make determinations required by the Plan, and to maintain records regarding Participants' and Beneficiaries' benefits hereunder;

                  (c) To compute and certify to the Participating Company the amount and kinds of benefits payable to Participants and Beneficiaries, and to determine the time and manner in which such benefits are to be paid;

                  (d) To authorize all disbursements by the Participating Company pursuant to the Plan;

                  (e) To maintain all the necessary records of the administration of the Plan;

                  (f) To make and publish such rules for the regulation of the Plan as are not inconsistent with the terms hereof;

                  (g)      To have all powers elsewhere conferred upon it;

                  (h)      To designate, from time to time, the Trustee;

                  (i) To delegate to other individuals or entities from time to time the performance of any of its duties or responsibilities hereunder; and

                  (j) To hire agents, accountants, actuaries, consultants and legal counsel to assist in operating and administering the Plan.

         10.4     Compensation, Indemnity and Liability.

                  The Administrative Committee and its members shall serve as such without bond and without compensation for services hereunder. All expenses of the Administrative Committee shall be paid by the Participating Companies. No member of the Administrative Committee shall be liable for any act or omission of any other member of the Administrative Committee, or for any act or omission on his own part, excepting his own willful misconduct. The Participating Companies shall indemnify and hold harmless the Administrative Committee and each member thereof against any and all expenses and liabilities, including reasonable legal fees and expenses, arising out of his membership on the Administrative Committee, excepting only expenses and liabilities arising out of his own willful misconduct. Notwithstanding the foregoing, the Participating Companies shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Controlling Company consents in writing to such settlement or compromise.

                                   ARTICLE XI
                            AMENDMENT AND TERMINATION

         11.1     Amendments.

                  The Board or the Administrative Committee shall have the right to amend the Plan in whole or in part at any time and from time to time; provided, any amendment that may significantly change the design of the Plan or increase the cost of benefits under the Plan must be approved by the Board. Any amendment shall be in writing and executed by a duly authorized officer of the Controlling Company or a member of the Administrative Committee, respectively. An amendment to the Plan may modify its terms in any respect whatsoever; provided, no amendment may decrease the level of the Accrued Benefits which a Participant or Beneficiary would be entitled to receive hereunder if he terminated employment with the Controlling Company and all Affiliates on the later of (i) the date such amendment is adopted, or (ii) the date such amendment is effective. Notice of either (i) an amendment which significantly changes the Plan design or benefit formula or (ii) termination, shall be given in writing to each Participant and Beneficiary of a deceased Participant having an interest in the Plan. Any of the provisions of this Article 11 to the contrary notwithstanding, if the Board shall amend the Plan in a manner which results in all or any portion of the benefits under the Plan being taxable hereunder prior to the date of payment specified herewith, the Board shall have the authority to amend the benefit formula hereunder to contain such adjusted benefit amount hereunder as the Board in its discretion shall determine to be equitable to provide Participant an accelerated after-tax benefit hereunder reasonably expected to be equal to the after-tax benefit hereunder without such amendment.

         11.2     Termination of Plan.

                  The Controlling Company expects to continue the Plan, but reserves the right to discontinue and terminate the Plan at any time. Any action to terminate the Plan shall be taken by the Board in the form of a written Plan amendment executed by a duly authorized officer of the Controlling Company. If the Plan is terminated, such discontinuance or termination shall not have the effect of decreasing the level of benefits which a Participant would be entitled to receive hereunder if he terminated employment with the Controlling Company and all Affiliates on the later of (i) the date the resolution to terminate and discontinue the Plan is adopted, or (ii) the date the termination and discontinuance is effective. Termination and discontinuance of the Plan shall be binding on all Participants and Beneficiaries.

                                  ARTICLE XII
                                  MISCELLANEOUS

         12.1     Taxation.

                  It is the intention of the Controlling Company that the benefits payable hereunder shall not be deductible by the Participating Companies or taxable for federal income tax purposes to Participants or Beneficiaries until such benefits are paid by the Participating Companies, or the Trust, as the case may be, to such Participants or Beneficiaries. When such benefits are so paid, it is the intention of the Controlling Company that they shall be deductible by the Participating Companies under Code Section 162.

         12.2     Contractual Obligation.

                  It is intended that the Participating Companies be under a contractual obligation to pay Accrued Benefits when due. Payment of Accrued Benefits under this Plan shall be made out of the Participating Companies' general assets.

         12.3     No Employment Contract.

                  Nothing herein contained is intended to be nor shall be construed as constituting a contract or other arrangement between the Controlling Company or any Participating Company and any Participant to the effect that the Participant will be employed by a Participating Company for any specific period of time.

         12.4     Headings.

                  The headings of the various articles and sections in the Plan are solely for convenience and shall not be relied upon in construing any provisions hereof. Any reference to a section shall refer to a section of the Plan unless specified otherwise.

         12.5     Gender and Number.

                  Use of any gender in the Plan will be deemed to include both genders when appropriate, and use of the singular number will be deemed to include the plural when appropriate, and vice versa in each instance.

         12.6     Successors.

                  The Controlling Company and the Participating Companies shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Controlling Company and/or the Participating Companies to expressly assume the obligations hereunder in the same manner and to the same extent that the Controlling Company and the Participating Companies would be required to perform if no such succession had taken place.

         12.7     Assignment of Benefits.

                  The right of a Participant or Beneficiary to receive payments under the Plan shall not be anticipated, alienated, sold, assigned, transferred, pledged, encumbered, attached or garnished by creditors of such Participant or Beneficiary except by will or by the laws of descent and distribution and then only to the extent permitted under the terms of the Plan.

         12.8     Legally Incompetent.

                  The Administrative Committee, in its sole discretion, may direct that payment be made to an incompetent or disabled person, whether because of minority or mental or physical disability, to the guardian of such person or to the person having custody of such person, without further liability either on the part of the Controlling Company or the Participating Companies for the amount of such payment to the person on whose account such payment is made.

         12.9     Governing Law.

                  The Plan shall be construed, administered and governed in all respects in accordance with applicable federal law (including ERISA) and, to the extent not preempted by federal law, in accordance with the laws of the State of Alabama. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         12.10    Severability.

                  If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any section or part of a section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such section or part of a section to the fullest extent possible while remaining lawful and valid.

         12.11    Other Plans.

                  No benefit payable hereunder shall be deemed compensation to the Participant for the purposes of computing benefits to which such Participant may be entitled under the Pension Plan, the Excess Plan, the Russell Corporation 401(k) Retirement Savings Plan, the Russell Corporation Flexible Deferral Plan or any other plan or arrangement of the Company for the benefit of its employees.

         IN WITNESS WHEREOF, the Controlling Company has caused the Plan to be executed by its duly authorized officer on the date first written above.


                                    RUSSELL CORPORATION



                                    By:
                                       --------------------------

                                    Title:
                                          -----------------------

                                   SCHEDULE A

                                  PARTICIPANTS


Active Participants as of January 1, 2002
Cheryl Barre
Floyd Hoffman
Eric Hoyle
Thomas Johnson, Jr.
Robert Keller
Jon Letzler
Carol Mabe
Robert Martin
Matt Mirchin
Scott Mosteller
Dan Peterson
Joe Pinkston
Gil Roberts
J. T. Taunton
John Ward


Inactive Participants as of January 1, 2002
Dale Wachtel

                                   SCHEDULE B

                   PARTICIPATING COMPANIES AND EFFECTIVE DATES

Company Names                                                           Effective Date
-------------                                                 ----------------------------------
Russell Corporation                                           January 1, 2001
Alexander City Flying Service, Inc.                           February 23, 2000
Cross Creek Apparel, LLC                                      December 30, 2000
Cross Creek Holdings, Inc.                                    February 23, 2000
DeSoto Mills, Inc.                                            February 23, 2000
Jerzees Apparel, LLC                                          August 8, 2000
Mossy Oak Apparel, Inc.                                       March 20, 2000
RINTEL Properties, Inc.                                       February 23, 2000
Russell Apparel, LLC                                          February 23, 2000
Russell Asset Management, Inc.                                February 23, 2000
Russell Athletic West, Inc.                                   February 23, 2000
Russell Athletic, Inc.                                        February 23, 2000
Russell Financial Services, Inc.                              February 23, 2000
Russell Functional Systems, Inc.                              June 12, 2001 - December 28, 2001
Russell Servicing Co., Inc.                                   October 2, 1998
Russell Yarn, LLC                                             April 30, 2001 - December 31, 2001















                                       B-1